www.fcx.com

Freeport-McMoRan Copper & Gold Inc.



4th Quarter/Year-end 2003 Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and Chief Executive Officer

January 20, 2004

REAL ASSETS
REAL VALUE

www.fcx.com

Freeport-McMoRan Copper & Gold Inc.

FCX




GOLD



Cautionary Statement

This presentation contains forward-looking information regarding sales and production volumes, cash production costs, general and administrative expenses, cash flows, capital expenditures, exploration and development projects, debt reductions, proved mineral reserves, geological resources, and other matters. Important factors that might cause future results to differ from these projections include industry risks, commodity prices and other factors and are described in FCX's Form 10-K filed with the Securities and Exchange Commission. This is an oral presentation which is accompanied by slides. You are urged to review our SEC filings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions listeners that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly.

This presentation also contains certain financial measures such as net cash production costs per pound of copper and net debt. As required by the Securities and Exchange Commission's Regulation G, a reconciliation of these measures to amounts reported in FCX's consolidated financial statements is provided in our SEC filings.

REAL ASSETS
REAL VALUE

www.fcx.com

Freeport-McMoRan Copper & Gold Inc.


GOLD

Grasberg Open Pit Mining Update

REAL ASSETS
REAL VALUE

Grasberg Open Pit

Plan View


1 kilometer
1 kilometer
8N
6N
7S
6S
5S
Overburden & Low Grade Phases
High Grade Ore Phases
Access Road to 6S
N

Grasberg Open Pit

Plan View


1 kilometer
1 kilometer
8N
6N
7S
6S
5S
Overburden & Low Grade Phases
High Grade Ore Phases
Access to 6S
Safety Corridor
Slide Area
N

Grasberg Pit
South Wall

Confirmation Drilling


Drill Hole
PS02
7S
Drill Hole
PS01
6S
5S

Section PS01-01


pre-mine topo surface
PS01-01
4000 L
Tgdv
Tgdv
Tk1
Tk2
GRS-140
Gt-STP-014
GRS-37-195
Ts
Tf
Tsk
Tmg
Tmg
Dec 14 2003 Pit
2004 Q1 Pit
Tgdfa
Tgdfa
Final Pit
2014
HSZ
Tgda
Tgda
Tk1
Tk1
Tf
Ts
Tf
Tw
PLAN VIEW
N

160°

Section PS02-01

340°



pre-mine topo surface
PS02-01,
Depth 208m
4000
Tgdv
Tgdv
Tsk
Tk1
GRS-109
LS-12
GRS-37-258
Dec 14 2003 Pit
Tmg
Tgdfa
2004 Q1 Pit
Tgdfa
PLAN VIEW
N
Tk1
Ts
Tf
Tmg
Final Pit
2014
HSZ
Tgda
HSZ
Tf
Tw

Section PS03-01



225°
045°
PLAN VIEW
N
pre-mine topo surface
4000
3500 L
Tgdv
Tgdv
PS03-01
Depth 175m
Tk2
Tk2
Tk3
Tk2
Tsk
Dec 14 2003 Pit
2004 Q1 Pit
Tgdfa
Tgdfa
Tk1
Tk1
GRZ-37-17
GRS-37-166
HSZ
HSZ
Ts
Ts
Tf
Tf
Tgda
Final Pit 2014

Plan Map of Drilling


PS03-01
9551500 N
9551000 N
9550500 N
GRS-37-166
GRZ-37-47
Cylindrical Volumes
Centered on PS holes
Used For Selecting
Comparison Holes
150m Radius
GRS-37-195
GI-STP-014
GRS-140
GRS-108
LS-12
PS01-01
PS02-01
733500 E
735000 E
735500 E

Current Mining Activities
Cross Section (Looking West)


Material from October 9th slippage has been removed. High-grade ore is available to be mined once safe access is assured.
7S
6S
5S
6N
South Wall
3900m
3700m
3500m
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Projected 2Q
Cross Section (Looking West)



Accelerate stripping of 7S to ensure safe access to immediately available high-grade ore areas below south highwall.
South Wall
3900m
3700m
3500m
2Q04e
7S
Access Road
6S
5S
6N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Grasberg Pit
Near-Term Mine Plan


7S
6S
5S

South Highwall

1Q04
- Continue mining waste on south highwall
- Reslope/remove talus (broken rock)
- Dewater south wall
- Install additional monitoring systems

2Q04
- Commence mining ore from 5S & 6S
- Continue mining waste on south highwall

2H04
- Mine ore from 5S & 6S
- Complete accelerated mining of waste on south highwall

Grasberg Pit
South Wall

3-D Image


Access Road
to 6S
7S
6S
5S

Year-end 2003

Grasberg Pit
South Wall

3-D Image



1Q04
2Q04
4Q04
7S
6S
5S

2004e

Projected 4Q
Cross Section (Looking West)

REAL ASSETS
REAL VALUE


Accelerated stripping of 7S completed
South Wall
3900m
3700m
3500m
7S
6S
5S
6N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Freeport-McMoRan Copper & Gold Inc.

www.fcx.com



Financial Overview & Outlook

REAL ASSETS
REAL VALUE

FCX REAL ASSETS REAL VALUE

2003 Highlights

- **Significant Cash Flow Generation at 82¢ Copper/$367 Gold**
  - Over $1 Billion in EBITDA
  - Operating Cash Flows of $572 Million, $433 Million Net of Capital Expenditures
- **Improved Balance Sheet, Enhanced Financial Flexibility**
  - $643 Million in Net Debt Reduction ($813 Million Including Recent 8¼% Notes Conversion in Early January)
  - Significantly Improved Liquidity and Debt Maturity Profile
- **Continued Industry Leading Cost Position**
  - Unit Costs of -2¢/lb, Net of Gold Credits
- **Reserve Additions Enhance Long-lived Reserve Profile**
  - Estimated Recoverable Reserves at 12/31/03 of 39.7 Billion Pounds of Copper, 46.6 Million Ounces of Gold and 116.8 Million Ounces of Silver
- **Initiated/Increased Common Stock Dividend; New Share Purchase Authorization**

FCX Operating Cash Flows and Capital Expenditures

REAL ASSETS
REAL VALUE

($ in millions)

Average Annual Cash Flows of Over $530 Million



Operating Cash Flows
Capital Expenditures
$600
$500
$400
$300
$200
$100
$0
1996
1997
1998
1999
2000
2001
2002
2003
$1.02/ $391
94¢/ $346
73¢/ $291
75¢/ $277
82¢/ $276
69¢/ $269
71¢/ $312
82¢/ $367

FCX

Balance Sheet Improvements

REAL ASSETS
REAL VALUE

($ in millions)	Total Debt [1]
Balance @ December 31, 2002	$2,488
Sale of Long-term Bonds	1,075
Repayments, Net	(1,024)
Conversion of 8¼% Senior Notes	(311)
Net Change	(260)
Balance @ December 31, 2003	*$2,228*
Less Cash and Restricted Investments	(499)
Debt, Net of Cash and Restricted Investments @ 12/31/03	*1,729*
January 6, 2004, 8¼% Conversions Net of Cash and Restricted Investments	(170)
Adjusted Debt, Net of Cash & Restricted Investments [2]	*$1,559*

(1) Includes mandatory redeemable preferred stock that was classified as debt effective July 1, 2003, in accordance with SFAS No. 150

(2) On January 6th, $180 million of 8¼% Convertible Notes were converted into 12.6 million shares of common stock; FCX intends to call the remaining $113 million of the 8¼ convertible notes in July 2004.

Low Cost Leading Position
2003 Unit Cost Summary

REAL ASSETS
REAL VALUE

FCX As A Copper Company + Gold Company

	By-Product Method (¢/lb)	Co-Product Method Copper (¢/lb)	Gold ($/oz)	Silver ($/oz)
Site Production and Delivery	48¢	26¢	$113	$1
Gold and Silver Credits	(70)	-	-	-
Treatment Charges	18	10	42	1
Royalty on Metals	2	1	5	-
Net Cash Production Costs	(2)	37¢	$160	$2
Proved and Probable Reserves		*39.7 B. lbs*	*46.6 M. ozs*	
5-Year Estimated Average Annual Production		*1.34 B. lbs*	*2.2 M. ozs*	

NOTE: Allocations for co-product method based on 2003 revenues.

Reserves
Aggregate & Net to PT-FI

	Aggregate		PT-FI's Share (1)	
	Cu (billion lbs)	Au (million ozs)	Cu (billion lbs)	Au (million ozs)
Reserves @ 12/31/97	47.1	62.7	37.8	51.3
Additions/changes*	17.2	15.5	10.4	9.2
Production	(9.9)	(17.8)	(8.5)	(13.9)
Net Change	7.3	(2.3)	1.9	(4.7)
Reserves @ 12/31/03	54.4	60.4	39.7	46.6
* as % of production	173%	87%	122%	66%

Copper (billion lbs)


47.1
51.3
49.9
50.9
52.5
53.3
54.4
37.8
40.0
38.7
38.9
39.4
39.4
39.7
1997
1998
1999
2000
2001
2002
2003

Net to PT-FI

Gold (million ozs)


62.7
64.2
61.6
63.7
64.5
62.6
60.4
51.3
51.6
49.5
50.3
50.2
48.5
46.6
1997
1998
1999
2000
2001
2002
2003

(1) Estimated recoverable reserves in 2003 were assessed using a copper price of $0.85 per pound and a gold price of $270 per ounce

2004 Considerations

- **Changes to Mine Sequencing Affects Timing of Metals Sales**
  - Previous Plan Was Weighted to Second Half 2004 (64% of Copper and 70% of Gold in Second Half)
  - Lower 2004 Sales Expected to be Largely Offset in 2005
- **Expected to Resume Mining of Higher Grade Ore in Grasberg Open Pit in the Second Quarter of 2004**
  - Significant Portion of 2004 Sales Expected in Second Half
  - Because Most Costs are Fixed, Unit Costs Higher in First Half Than Annual Average
- **Atlantic Copper 45-day Turnaround Scheduled in the Spring**
  - $40 Million Earnings and Cash Flow Impact, Including Effect of Lower Volumes ($6 Million in 1Q and Balance in 2Q)
  - Operating Results Affected by Low TC/RCs and Stronger Euro
- **First Half Results Affected by Timing of Metals Sales and Smelter Maintenance**

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2004e-2008e

REAL ASSETS
REAL VALUE



Copper, billion lbs
Gold, million ozs
2004e – 2008e PT-FI Share
Total: 6.7 billion lbs
Annual Average: 1.34 billion lbs
2004e – 2008e PT-FI Share
Total: 11.0 million ozs
Annual Average: 2.2 million ozs
1.0
1.5
1.5
2.9
1.4
2.1
1.4
2.3
1.4
2.2
2004e
2005e
2006e
2007e
2008e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Changes to 2004-2005 Mine Plan PT-FI Share

	Previous Estimate		Current Estimate		Change*	
	Copper *billion lbs*	Gold *mm ozs*	Copper *billion lbs*	Gold *mm ozs*	Copper *billion lbs*	Gold *mm ozs*
2004	1.4	2.2	1.0	1.5	(0.4)	(0.7)
2005	1.3	2.1	1.5	2.9	0.2	0.8
Total	2.7	4.3	2.5	4.4	(0.2)	0.1

** At prices of $1.00/lb copper and $400/oz gold, the effect of the changes in metal sales over the two-year period (net revenues less taxes and minority interest) would approximate ($60) million – comprised of ($300) million in 2004 and positive $240 million in 2005; at $1.00/$400, operating cash flows over the 2-year period would exceed $1 billion, most of which would be generated in 2005.*

REAL ASSETS
REAL VALUE

Average Net Unit Cash Costs at Various Gold Prices

(¢ per payable pound)


2004
2005
2-Year Weighted Average @ $400 Gold= 3¢/lb
38¢
31¢
25¢
18¢
11¢
7¢
-2¢
-12¢
-21¢
-31¢
$300
$350
$400
$450
$500
$300
$350
$400
$450
$500

* Based on copper and gold sales of 1.0 billion lbs and 1.5 million ozs for 2004, and 1.5 billion lbs and 2.9 million ozs for 2005.
* Site production and delivery costs of 63¢ in 2004 and 46¢ in 2005; quarterly unit costs will vary significantly with quarterly metal sales volumes.

Strong Cash Flow Generator

Model Results – 2004e – 2006e Annual Averages

REAL ASSETS
REAL VALUE

($ in millions)



Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.00 Copper
Operating Cash Flows
$800
$600
$400
$200
$0
$0.80
$0.90
$1.10
$400
$300
$400
$450
$1.00

NOTE: Annual operating cash flows are averages (years 2004e – 2006e). Year-to-year actual results may vary depending upon many factors including timing of metal mined and performance of smelter operations. 2004 cash flows are expected to be affected by reduced metal production and smelter maintenance costs with positive effects on 2005 cash flows. Using copper and gold prices of $1.00/$400, 2004 cash flows would approximate $230 million, $360 million lower than the 3-year average of $590 million.

e = estimate. Amounts are projections; see cautionary statement

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts

REAL ASSETS
REAL VALUE



+$25/oz
Gold
14¢
$28
+10¢/lb
Copper
34¢
$70
Impact Per Share* (¢/share)
Impact ($ millions)

* EPS based on 204 million shares outstanding. (Assumes conversion of remaining 8¼% notes.)

Note: Assumes average annual sales of 1.34 billion lbs. copper and 2.2 million ozs. gold; based on 2004 sales of 1.0 billion lbs. copper and 1.5 million ozs. gold; 10¢/lb would approximate $50 million and $25/oz would approximate $8 million.

FCX Capital Expenditures



($ in millions)
AC & Other
PT-FI
$150
$140
$120
$110
$135
$120
$120
$110
$130
$125
2004e
2005e
2006e
2007e
2008e

e = estimate. Amounts are projections; see cautionary statement

REAL ASSETS
REAL VALUE

FCX Debt Maturities – 12/31/03
Model -- Excluding 8¼% Convertible Notes

($ in millions)

Total Debt excluding Preferreds at 12/31/03*	$1,731
Commodity Preferreds ($400 gold) (1)	215
Total	1,946
Less Cash	(464)
Total After Cash*	$1,482


$1,200
$900
$600
$300
$0
$154
$109
$349*
FCX
PR C
$121
$82
$45
$506
10⅛%
Senior
Notes
$575
7%
Conv.
Notes
Convert
price:
$30.87
per
share
$5
2004
2005
2006
2007
2008
2009
2010
2011
Thereafter
Infrastructure, Including Equip
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

** Assumes conversion of remaining $113 million of 8¼% convertible senior notes which have a conversion price of $14.30/share*
(1) Based on 12/31/03 estimated balances outstanding and redemption value of preferreds; book value of commodity preferreds is $205 million.

FCX

Summary

REAL ASSETS
REAL VALUE

- Long-lived Reserves
  - Fully Developed Open Pit Reserves
  - Attractive Underground Reserves
- Leading Cost Position
- Strong Cash Flow Generator
- Unhedged Exposure to Copper & Gold Markets
- Declining Debt/Enhanced Shareholder Returns
- Attractive Valuation